Exhibit D – Standard Support Services (Q4.10.v1)* Confidential Page 1 of 1

 EXHIBIT D

Standard Support* Services for Bridger Insight XG Application Description	Support Provided
Live Technical Support Hours	6am – 6pm Mountain Time (Standard or Daylight, whichever is in effect), Monday through Friday excluding national banking holidays
Technical Point of Contact During Support Hours	Phone Number: 1-800-915-8930 Web Site: http://Support.BridgerInsight.com
Technical Point of Contact Outside of Support Hours	Web Site: http://Support.BridgerInsight.com
System Maintenance Hours	Web Site: https://support.bridgerinsight.lexisnexis.com/clientservices/content/faq.aspx?id=1273
Data File Updates **	Data files updated from official sources as defined at the following link: https://support.bridgerinsight.lexisnexis.com/downloads/BridgerInsightWatchLists.pdf
Product Training	Computer Based Training modules accessible 24 hours a day, 7 days a week Web Site: http://Support.BridgerInsight.com
Product Updates ***	Minor releases, bug fixes, maintenance patches and maintenance releases